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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

APEX SILVER MINES LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies (State or other jurisdiction of incorporation or organization)	1-13627 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)
Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies (Address of principal executive offices)		Not Applicable (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

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Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review	1
Signature	2

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        On January 13, 2005, Apex Silver Mines Limited filed an amended Form 10-Q for the quarter ended September 30, 2004, pursuant to which it restated its financial statements for the quarters ended March 31, June 30 and September 30, 2004, and the six and nine month periods ended June 30, 2004 and September 30, 2004, respectively, to reflect the capitalization of additional interest cost. The application of Financial Accounting Standards No. 34 ("FAS No. 34"), Capitalization of Interest Costs, requires that interest on debt borrowed for the construction of certain qualifying assets be capitalized. Management believes its San Cristobal Project asset is such a qualifying asset and that a portion of the interest related to its outstanding 2.875% Convertible Senior Subordinated Notes due 2024 should be capitalized as required by FAS No. 34. The Company began capitalizing interest based on capital expenditures made related to the San Cristobal Project prospectively from the date the debt was incurred. Management and the Audit Committee concluded on January 11, 2005, that the proper interpretation of FAS No. 34 requires that the interest capitalized should be based on all amounts incurred to acquire and develop the San Cristobal Property. As such the Company has restated its financial statements as described above. The Company's management and Audit Committee have discussed these matters with the Company's independent registered public accounting firm, PricewaterhouseCoopers. Due to the restatement, interest expense decreased from $198,795 to $84,454 for the first quarter of 2004, from $1,615,351 to $910,133 for the second quarter of 2004, and from $1,539,295 to $876,962 for the third quarter of 2004. As a result of this restatement, the Company's net losses for the first, second and third quarters in 2004 were reduced by approximately $114,000, $705,000 and $662,000, respectively. On a per share basis, the effect of the restatement is a decrease in the amount of loss for each of the first three quarters of 2004 in the amount of $0.01 per share. Due to this restatement, the financial statements previously filed on Form 10-Q for the quarters and year-to-date periods ended March 31, June 30 and September 30, 2004 cannot be relied upon.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: January 13, 2005

Apex Silver Mines Limited
By:	/s/ MARK A. LETTES Mark A. Lettes Chief Financial Officer

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